EXHIBIT 23E



                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement No. 333-89173 on Form S-8 and the Prospectus included therein of our reports dated February 12, 2005 (March 24,2005 as to Notes 11 and 12) included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended January 1, 2005.





                                                    LOUIS PLUNG & COMPANY, LLP
                                                    Certified Public Accountants

















     Pittsburgh, Pennsylvania
     March 31, 2005